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                                                                   EXHIBIT 10.10


                FOURTH AMENDMENT TO REGISTRATION RIGHTS AGREEMENT


         THIS FOURTH AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this "FOURTH AMENDMENT") is made and entered into this 11th day of July, 2003, by and among Rent-A-Center, Inc., a Delaware corporation (the "COMPANY") and each of Apollo Investment Fund IV, L.P., a Delaware limited partnership, and Apollo Overseas Partners IV, L.P., an exempted limited partnership registered in the Cayman Islands (collectively, the "INVESTORS").

                                   WITNESSETH:

         WHEREAS, the Investors are holders of shares of Series A Preferred Stock, par value $.01, of the Company (the "SERIES A PREFERRED STOCK") and of shares of common stock, par value $.01, of the Company (the "COMMON Stock");

         WHEREAS, the Company and the Investors are parties to that certain Registration Rights Agreement, dated August 5, 1998, as amended by that certain First Amendment to Registration Rights Agreement, dated as of August 18, 1998, as amended by that certain Second Amendment to Registration Rights Agreement, dated as of August 5, 2002, as amended by that certain Third Amendment to Registration Rights Agreement, dated as of December 31, 2002, (as amended, the "REGISTRATION RIGHTS AGREEMENT"),

         WHEREAS, the Investors and the Company have entered into the Stock Purchase and Exchange Agreement dated April 25, 2003 (the "PURCHASE AND EXCHANGE AGREEMENT"), wherein, among other things, the Investors each agree to exchange their shares of Series A Preferred Stock into shares of Series C Convertible Preferred Stock, par value $.01, of the Company (the "PREFERRED STOCK EXCHANGE");

         WHEREAS, pursuant to the Purchase and Exchange Agreement, the Investors and the Company agreed to amend the Registration Rights Agreement to reflect the Preferred Stock Exchange; and

         WHEREAS, the Parties desire that this Fourth Amendment become effective immediately upon the Closing as defined in the Purchase and Exchange Agreement.

         NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

1. Amendment to Registration Rights Agreement.

         (a) The following definition of "Series C Preferred Stock" is hereby inserted into Section 1 of the Registration Rights Agreement immediately after the definition of "Series A Preferred Stock" to read in its entirety as follows:

                  "Series C Preferred Stock:The Series C Convertible Preferred Stock of the Company, $.01 par value per share."


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         (b) Subsection (ii) of the definition of "Registrable Securities" in
Section 1 of the Registration Rights Agreement is hereby deleted and replaced by the following to read in its entirety:

                  "(ii) the Common Stock issuable or issued upon the conversion of the Shares or the conversion of the Series C Preferred Stock;"

2. Reaffirmation of Registration Rights Agreement.

         Except as expressly amended and modified by this Fourth Amendment, the Registration Rights Agreement is hereby reaffirmed, ratified and confirmed and continues in full force and effect unaffected hereby.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]


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                  IN WITNESS WHEREOF, the undersigned have executed this Fourth
Amendment as of the date first above written.


RENT-A-CENTER, INC.
a Delaware corporation


By: /s/ MITCHELL E. FADEL
    ----------------------------------------------------------
Name: Mitchell E. Fadel
      --------------------------------------------------------
Title: President and Chief Operating Officer
       -------------------------------------------------------



APOLLO INVESTMENT FUND IV, L.P.
a Delaware limited partnership

By:    Apollo Advisors IV, L.P.
       its General Partner

       By: Apollo Capital Management IV, Inc.
           its General Partner

           By: /s/ PETER COPSES
               -----------------------------------------------
           Name: Peter Copses
                 ---------------------------------------------
           Title: Vice President
                  --------------------------------------------



APOLLO OVERSEAS PARTNERS IV, L.P.
an exempted limited partnership registered in the Cayman Islands

By:  Apollo Advisors IV, L.P.
     its General Partner

     By:   Apollo Capital Management IV, Inc.
           its Managing General Partner

           By: /s/ PETER COPSES
               -----------------------------------------------
           Name: Peter Copses
                 ---------------------------------------------
           Title: Vice President
                  --------------------------------------------

      [Signature Page to Fourth Amendment to Registration Rights Agreement]